Earnings per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Earnings per Share	Earnings per Share
Basic EPS is based on the weighted average number of shares of common stock outstanding. Diluted EPS is based on the weighted average number of shares of common stock outstanding and common stock equivalents that would be issuable upon the vesting of service-based and performance and service-based RSUs, and the exercise of vested and unvested stock options and outstanding warrants.
The following table reconciles the net income and the weighted average shares of common stock outstanding used in the computations of basic and diluted EPS of common stock:

	For the years ended December 31,
	2023	2022	2021
	(In Thousands, except for per share data)
Net income	$322,110	$292,902	$231,130
Basic weighted average shares outstanding	82,407	84,921	85,620
Basic earnings per share	$3.91	$3.45	$2.70

Net income	$322,110	$292,902	$231,130
Gain from change in fair value of warrant liability (1)	—	(1,113)	(566)
Diluted net income	$322,110	$291,789	$230,564

Basic weighted average shares outstanding	82,407	84,921	85,620
Dilutive effect of issuable shares	1,447	1,078	1,265
Diluted weighted average shares outstanding	83,854	85,999	86,885

Diluted earnings per share	$3.84	$3.39	$2.65

Anti-dilutive shares	2	18	3
(1)    We issued 992 thousand warrants in connection with a private placement of our common stock in April 2012. The warrants were issued with a ten-year contractual term and all unexercised warrants expired in April 2022. Changes in the fair value of warrants were reported in our consolidated statements of operations and comprehensive income in the period in which such changes occurred. No warrants remained outstanding as of December 31, 2023 or 2022.